UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2026

FuboTV Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As previously disclosed, on February 3, 2026, at the recommendation of the board of directors (the “Board”) of FuboTV Inc. (the “Company”), Hulu, LLC, as the holder of not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares of the Company’s common stock entitled to vote thereon were present and voted, delivered to the Company a written consent pursuant to Sections 4.02 and 10.01 of the Company’s certificate of incorporation (the “Certificate”) approving amendments to the Certificate to effect a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share, at a ratio ranging from any whole number between 1-for-8 and 1-for-12, as determined by the Company’s Board in its discretion. The amendments were previously approved by the Board and the Audit Committee of the Board in accordance with the Certificate. On March 20, 2026, the Board approved the reverse stock split at a final ratio of 1-for-12.

On March 23, 2026, the Company filed a Certificate of Amendment to the Certificate (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to effect the reverse stock split. The Company’s Class A common stock is expected to begin trading on a split-adjusted basis at market open on March 24, 2026 under the existing trading symbol “FUBO,” with a new CUSIP number of 35953D401.

The Certificate of Amendment is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the changes contained in the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: March 23, 2026	By:	/s/ David Gandler
David Gandler
Chief Executive Officer